July 14, 2005


Brimberg & Co.
45 Rockefeller Plaza, Suite 2570
New York, NY  10111


RE: LETTER AGREEMENT BETWEEN BRIMBERG AND OVATION PRODUCTS
         DATED FEBRUARY 17, 2005

Gentlemen:

By mutual agreement of Brimberg & Co.("Brimberg") and Ovation Products Corporation ("Ovation"), the letter agreement between Brimberg and Ovation dated February 17, 2005 (the "Agreement") is hereby terminated. Ovation agrees that no services are to be provided in the future by Brimberg under the Agreement, and Brimberg agrees that no payments from Ovation under the Agreement are due now, or will become due in the future.

If Brimberg is in agreement with the foregoing, please indicate such agreement by signing and returning one copy of this letter to Ovation, whereupon this letter will constitute our agreement with respect to the subject matter hereof.


                                                        Sincerely,

                                                        /s/ Robert R. MacDonald
                                                        ------------------------
                                                        Robert R. MacDonald
                                                        Chief Executive Officer

Confirmed and Agreed to:

BRIMBERG & CO.

/s/ Francis Q. Mlynarczyk, Jr.
-------------------------------------
    Name: Francis Q. Mlynarczyk, Jr.
    Title: Chief Operating Officer